UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2006

RITA MEDICAL SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

000-30959
(Commission File Number)

Delaware	94-3199149
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

46421 Landing Parkway
Fremont, CA 94538
(Address of principal executive offices, with zip code)

(510) 771-0400
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On February 23, 2006, RITA Medical Systems, Inc., a Delaware corporation (the “Company”), will announce its financial results for the quarter and year ended December 31, 2005. A copy of the Company's press release announcing and commenting upon these financial results is attached as Exhibit 99.1 hereto and incorporated by reference herein.

The Company uses, and this press release contains and the related conference call will include, the metrics of non-GAAP pro-forma loss for the quarter and year ended December 31, 2005 and the quarter and year ended December 31, 2004, and non-GAAP pro-forma loss outlook for the quarter ended March 31, 2006 and year ended December 31, 2006. The calculation of non-GAAP pro-forma loss has no basis in GAAP. Additionally, the Company may use in the conference call related to this press release non-GAAP measures of revenue for the fourth quarter ended December 31, 2004 and for the year ended December 31, 2004, and the metric earnings before interest, taxes, depreciation and amortization ("EBITDA") for the quarter and year ended December 31, 2005. The periods ended December 31, 2004 include the revenue of Horizon Medical Products, Inc. for the period from July 1, 2004 through July 28, 2004, and for the period from January 1, 2004 through July 28, 2004, respectively. Horizon's revenue for these periods is not included in the Company's GAAP revenue for the fourth quarter ended December 31, 2004 or for the year ended December 31, 2004, because its merger with Horizon was not completed until July 29, 2004. This non-GAAP measure of revenue may be used in the conference call because management believes it facilitates a more meaningful comparison with revenue for the quarter and the year ended December 31, 2005. The calculation of EBITDA has no basis in GAAP. The Company believes that all of these non-GAAP measures provide useful information to investors, permitting a better evaluation of the Company's ongoing business performance, including the evaluation of its performance against its competitors in the healthcare industry. A complete reconciliation of the non-GAAP financial measures for historical periods to the most directly comparable GAAP measures and EBITDA is presented in the accompanying tables, while this reconciliation for the Company’s 2006 outlook is presented above.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits:

99.1	Press Release of RITA Medical Systems, Inc. dated February 23, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RITA MEDICAL SYSTEMS, INC.

Date: February 23, 2006	By:	/s/ MICHAEL D. ANGEL

Name: Michael D. Angel Title: Chief Financial Officer

RITA MEDICAL SYSTEMS, INC.

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release of RITA Medical Systems, Inc. dated February 23, 2006